Exhibit 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR16 Group 2
Mortgage Loans
Preliminary Collateral Information As of 11/01/05

TOTAL CURRENT BALANCE	$89,069,276
TOTAL ORIGINAL BALANCE	$89,711,663

NUMBER OF LOANS	150

			Minimum		Maximum
AVG CURRENT BALANCE	$593,795		$2,200		$1,500,000
AVG ORIGNAL BALANCE	$598,078		$360,000		$1,500,000

WAVG GROSS COUPON	5.64%		5.13%		6.38%
WAVG GROSS MARGIN	2.25%		2.25%		2.38%
WAVG MAX INT RATE	10.65%		10.13%		11.75%

WAVG CURRENT LTV	64.31%		0.29%		80.00%

WAVG FICO SCORE	737		603		811

WAVG MONTHS TO ROLL	83	months	73	months	84	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	349	months	360	months
WAVG SEASONING	1	months	0	months	11	months

TOP STATE CONC	CA(63.31%),WA(6.47%),IL(5.72%)
MAXIMUM CA ZIPCODE	2.49%

FIRST PAY DATE			January 1,2005		December 1,2005

RATE CHANGE DATE			December 1,2011		November 1,2012

MATURE DATE			December 1,2034		November 1,2035

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
7/1 I/O LIBOR	116	$68,931,804	77.39%
7/1 LIBOR	34	20,137,471	22.61
Total	150	$89,069,276	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—100,000	1	$2,200	0.00%
300,001—400,000	20	7,747,232	8.70
400,001—500,000	48	22,093,482	24.80
500,001—600,000	31	16,918,800	19.00
600,001—700,000	17	11,042,315	12.40
700,001—800,000	10	7,392,239	8.30
800,001—900,000	8	6,839,823	7.68
900,001—1,000,000	7	6,895,375	7.74
1,000,001—1,100,000	2	2,087,810	2.34
1,100,001—1,200,000	2	2,320,000	2.60
1,200,001—1,300,000	1	1,250,000	1.40
1,400,001—1,500,000	3	4,480,000	5.03
Total	150	$89,069,276	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5.001—5.250	12	$7,024,246	7.89%
5.251—5.500	40	25,749,317	28.91
5.501—5.750	66	37,182,864	41.75
5.751—6.000	31	18,572,849	20.85
6.001 >=	1	540,000	0.61
Total	150	$89,069,276	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	149	$88,321,750	99.16%
2.251—2.500	1	747,526	0.84
Total	150	$89,069,276	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
10.001—10.250	12	$7,024,246	7.89%
10.251—10.500	40	25,749,317	28.91
10.501—10.750	65	36,561,264	41.05
10.751—11.000	31	18,572,849	20.85
11.001 >=	2	1,161,600	1.30
Total	150	$89,069,276	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	150	$89,069,276	100.00%
Total	150	$89,069,276	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	150	$89,069,276	100.00%
Total	150	$89,069,276	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	150	$89,069,276	100.00%
Total	150	$89,069,276	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341—350	1	$494,541	0.56%
351—360	149	88,574,735	99.44
Total	150	$89,069,276	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	95	$58,189,888	65.33%
1—6	54	30,384,847	34.11
7—12	1	494,541	0.56
Total	150	$89,069,276	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
73	1	$494,541	0.56%
80	1	747,526	0.84
81	7	4,016,921	4.51
82	13	6,528,006	7.33
83	33	19,092,394	21.44
84	95	58,189,888	65.33
Total	150	$89,069,276	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$2,200	0.00%
21—25	2	833,000	0.94
26—30	4	2,699,810	3.03
31—35	4	2,307,344	2.59
36—40	3	1,394,700	1.57
41—45	2	876,009	0.98
46—50	12	7,215,303	8.10
51—55	9	6,381,573	7.16
56—60	11	5,408,526	6.07
61—65	20	13,027,750	14.63
66—70	15	10,456,500	11.74
71—75	29	18,911,379	21.23
76—80	38	19,555,183	21.96
Total	150	$89,069,276	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
600—619	2	$1,242,066	1.39%
620—639	1	450,000	0.51
640—659	1	840,000	0.94
660—679	5	2,509,600	2.82
680—699	22	12,746,636	14.31
700—719	30	18,002,623	20.21
720—739	15	9,318,037	10.46
740—759	22	12,279,054	13.79
760—779	24	16,306,366	18.31
780—799	17	9,186,893	10.31
800 >=	11	6,188,000	6.95
Total	150	$89,069,276	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full	84	$49,886,783	56.01%
Reduced	66	39,182,492	43.99
Total	150	$89,069,276	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	116	$68,931,804	77.39%
No	34	20,137,471	22.61
Total	150	$89,069,276	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	146	$85,641,776	96.15%
Second Home	4	3,427,500	3.85
Total	150	$89,069,276	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	1	$494,541	0.56%
Condo	10	6,211,799	6.97
Co-op	1	460,000	0.52
PUD	32	20,718,894	23.26
Single Family	104	60,656,843	68.10
Townhouse	2	527,200	0.59
Total	150	$89,069,276	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	48	$30,173,258	33.88%
Refi—Cash Out	45	25,747,550	28.91
Refi—No Cash Out	57	33,148,468	37.22
Total	150	$89,069,276	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Yr LIBOR	150	$89,069,276	100.00%
Total	150	$89,069,276	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	149	$88,169,276	98.99%
36	1	900,000	1.01
Total	150	$89,069,276	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	3	$1,208,500	1.36%
CA	94	56,390,836	63.31
CO	1	775,000	0.87
CT	2	1,028,109	1.15
FL	5	2,871,126	3.22
ID	1	1,250,000	1.40
IL	10	5,095,146	5.72
MA	3	2,309,400	2.59
MD	5	2,932,893	3.29
MI	1	386,000	0.43
NV	3	1,542,000	1.73
NY	3	2,454,541	2.76
OR	2	938,000	1.05
PA	1	500,000	0.56
TX	1	1,480,000	1.66
UT	2	1,516,454	1.70
VA	1	625,000	0.70
WA	12	5,766,273	6.47
Total	150	$89,069,276	100.00%